Exhibit 32.01A

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER

Solely for the purposes of complying with 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Andre Scholz, the undersigned President and Chief Executive Officer of Kiwibox.Com, Inc. (the “Company”), hereby certify, based on my knowledge, that the Amendment No. 1 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2009 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof:

1.	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Andre Scholz
Andre Scholz
President, Chief Executive Officer (principal executive officer)

Dated: November 10, 2010